UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-22175

ALPS ETF TRUST
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Tané T. Tyler, Esq. ALPS ETF Trust 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 623-2577

Date of fiscal year end:	December 31

Date of reporting period:	May 7, 2008 – December 31, 2008

Item 1.  Report to Stockholders.

COHEN & STEERS Global Realty Majors ETF

An ALPS Advisors, Inc. Solution

ALPS ETF Trust ANNUAL REPORT

December 31, 2008

TABLE OF CONTENTS

Shareholder Letter	2

Fund Description	3

Performance Overview	3

Disclosure of Fund Expenses	6

Report of Independent Registered Public Accounting Firm	7

Financial Statements

Schedule of Investments	8

Statement of Assets and Liabilities	11

Statement of Operations	12

Statement of Changes in Net Assets	13

Financial Highlights	14

Notes to Financial Statements	15

Additional Information	21

Trustees and Officers	23

www.alpsetfs.com  |  866.513.5856

SHAREHOLDER LETTER

December 31, 2008

After more than 15 years as a service provider to the ETF industry it was with great pleasure earlier this year that ALPS was able to launch its first ETF, the Cohen & Steers Global Realty Majors ETF (NYSE Arca: GRI).

In launching our first ETF we wanted to create a product that would provide investors with access to a unique market segment. US real estate, while already a main-stream asset class only covers 1/3 of the global real estate universe. In addition, the global market is growing rapidly as other countries begin to securitize their private real estate. As a result, a global real estate fund provides investors with a wider range of opportunities than a purely domestic fund while preserving the diversification and income benefits of US REITs. We believe these benefits will allow investors to build better portfolios.

By partnering with Cohen & Steers, we were able to secure a best in breed real estate manager with a great track record and reputation. Furthermore, the transparency, low cost and tax efficiency of the ETF structure provides access to global real estate in a very efficient manner. We believe the benefits of ETFs alongside the expertise of Cohen & Steers make for a powerful investment combination.

2008 proved to be a very challenging year for nearly every asset class other than government bonds. Global real estate was not immune to the economic downturn, and our fund experienced a significant decline in value. However, we are optimistic that as the credit and economic climate improves, the diversification, income and long-term growth benefits of global real estate will be realized.

In the pages that follow our Fund managers have provided their investment commentary. We thank you for your investment and for being a GRI shareholder.

Thomas A. Carter*

President, ALPS ETF Trust

* Registered representative of ALPS Distributors, Inc

Ordinary brokerage commissions apply.

Annual  |  December 31, 2008

PERFORMANCE OVERVIEW

FUND DESCRIPTION

The Cohen & Steers Global Realty Majors ETF (the “Fund”) seeks investment results that correspond generally to the performance (before the Fund’s fees and expenses) of an equity index called the Cohen & Steers Global Realty Majors Index (the “Index”). The Shares of the Fund are listed and trade on the American Stock Exchange under the ticker symbol “GRI.” The Fund will normally invest substantially all of its assets in the 75 stocks that comprise the Cohen & Steers Global Realty Majors Index. The Fund began trading on May 9, 2008.

The Index is a free-float, market-cap-weighted total return index of selected real estate equity securities maintained by Cohen & Steers. It is quoted intraday on a real-time basis by the Chicago Mercantile Exchange under the symbol GRM. The index’s free-float market capitalization approach and qualitative screening process emphasize companies that the Cohen & Steers Index Committee believes are leading the securitization of real estate globally.

PERFORMANCE OVERVIEW (as of December 31, 2008)

Global property securities had a steep decline in a year characterized by a global credit crisis, volatile capital markets and recession in major economies. Positive momentum that had been building in real estate securities over the summer quickly reversed itself in the 4th quarter as most property sectors experienced declines of more than 30%. Policy makers around the world responded by dropping interest rates and injecting fiscal stimulus in an effort to kick-start the economy. Although the declines were wide-spread, North American property stocks fared the best, followed by Europe and Asia.

US real estate securities were the best performing geographic sector in 2008 and up until September 30 had actually delivered a positive return. The 4th quarter decline brought down the US real estate total return to -40%. However, while most sectors experienced double-digit declines, performance varied widely based on economic fundamentals. Defensive sectors such as self-storage (+5%) and healthcare (-12%) were the two best performing sectors for the year while more cyclical sectors like industrials (-68%) and regional malls (-61%) suffered the worst declines.

European real estate securities performed slightly worse than their US counterparts and had a total return of -51% in 2008. Property stocks in the United Kingdom, Europe’s largest real estate region, declined by 46% based on high consumer debt levels and weak tenant demand in London. Real estate stocks in France (-32%) and the Netherlands (-36%) performed better in part because of their broad European footprint and inflation-linked rents. Furthermore, regional malls in France tend to devote less space to discretionary consumer items than their counterparts in the US providing more of a cushion as the economy weakened.

The Asia Pacific markets were not immune to the global credit crisis and economic slowdown. Declining tenant demand in the office, hotel and condominium sectors hurt region’s three major property sectors as Japan (-46%), Hong Kong (-58%) and Singapore (-56%) suffered steep declines. Overall, the Asian property sector was the worst performing region down 53% for the year. Although they were somewhat buoyed by four interest rate cuts by the Reserve Bank of Australia late in the year, Australian property stocks suffered as well losing 55% of their value in 2008.

The Fund commenced operations in the middle of the second quarter on May 7, 2008. From inception through December 31, 2008 the Fund’s market price declined 49.33% and the Fund’s net asset value (“NAV”) declined 48.90%. Based on favorable security selection and geographic allocation we were able to slightly outperform our benchmark, the FTSE / EPRA NAREIT Global Real Estate Index, which declined 50.78% over the same time period.

Cumulative Total Returns
Since Fund Inception
(May 7, 2008)
Fund Performance
NAV	(48.90)%
Market Price	(49.33)%
Index Performance
Cohen & Steers Global Realty Majors Index	(48.32)%
FTSE/EPRA NAREIT Global Real Estate Index	(50.78)%

FTSE EPRA/NAREIT Global Real Estate Index: An unmanaged market-weighted total return index that consists of many companies from developed markets whose floats are larger than $100 million and which derive more than half of their revenue from property-related activities.

An investor cannot invest directly in an index.

TOP 10 HOLDINGS as of December 31, 2008

Public Storage	4.21%
Mitsui Fudosan Co., Ltd.	4.14%
Mitsubishi Estate Co., Ltd.	4.10%
Unibal-Rodamco	3.85%
Simon Property Group, Inc.	3.62%
Westfield Group	3.54%
Vornado Realty Trust	3.38%
Equity Residential	3.33%
Sun Hung Kai Properties, Ltd.	3.29%
HCP, Inc.	2.70%
Percent of Net Assets in Top Ten Holdings:	36.16%

GEOGRAPHIC BREAKDOWN (% of Net Assets) as of December 31, 2008

Australia	8.21%
Belgium	0.54%
Canada	1.33%
France	5.41%
Great Britain	7.43%
Hong Kong	10.93%
Japan	17.29%
Netherlands	2.08%
Singapore	3.60%
Sweden	0.55%
Switzerland	0.84%
United Stated	41.79%

GROWTH OF $10K as of December 31, 2008

Comparison of Change in Value of $10,000 Investment in Cohen & Steers Global Realty Majors ETF and Cohen & Steers Global Realty Majors Index.

DISCLOSURE OF FUND EXPENSES
For the Period Ended December 31, 2008(a)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at July 1, 2008 and held through the period ended December 31, 2008.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid during Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account		During
	Value	Value	Expense	Period(a)
	7/1/08	12/31/08	Ratio	7/1/08-12/31/08
Actual	$1,000.00	$608.00	0.55%	$2.22
Hypothetical	$1,000.00	$1,022.38	0.55%	$2.79

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 366.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS ETF Trust (the “Trust”), as of December 31, 2008, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from May 7, 2008 (inception) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ALPS ETF Trust as of December 31, 2008, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

February 23, 2009

Denver, CO

SCHEDULE OF INVESTMENTS
December 31, 2008

Security Description	Shares	Value

COMMON STOCKS (99.94%)
Australia (8.21%)
CFS Retail Property Trust	34,028	$44,364
Commonwealth Property Office Fund	27,169	22,352
Dexus Property Group	61,151	34,960
Goodman Group	49,860	25,724
Mirvac Group	27,381	24,435
Stockland Trust Group	30,065	84,684
Westfield Group	19,840	179,130
		415,649
Belgium (0.54%)
Confinimmo	208	27,329

Canada (1.33%)
Boardwalk Real Estate Investment Trust	855	17,703
RioCan Real Estate Investment Trust	4,500	49,793
		67,496

France (5.41%)
Fonciere des Regions	530	36,100
ICADE	48	3,970
Klepierre	1,590	38,678
Unibail-Rodamco	1,317	194,969
		273,717

Great Britain (7.43%)
British Land Co., Plc	10,743	85,106
Brixton Plc	5,558	10,548
Derwent London Plc	1,695	17,668
Great Portland Estates Plc	4,373	16,347
Hammerson Plc	6,008	46,213
Land Securities Group Plc	9,772	129,398
Liberty International Plc	5,556	38,183
Segro Plc	9,126	32,409
		375,872

Hong Kong (10.93%)
Hang Lung Properties, Ltd.	37,000	80,395
Henderson Land Development Co., Ltd.	24,000	88,875
Hongkong Land Holdings, Ltd.	25,000	62,000
The Link Real Estate Investment Trust	41,000	67,714
Sun Hung Kai Properties, Ltd.	20,000	166,705
The Wharf Holdings, Ltd.	32,000	87,740
		553,429

Security Description	Shares	Value

Japan (17.29%)
Aeon Mall Co., Ltd.	2,200	$41,525
Japan Real Estate Investment Corp.	8	70,248
Japan Retail Fund Investment Corp.	7	29,730
Mitsubishi Estate Co., Ltd.	13,000	207,512
Mitsui Fudosan Co., Ltd.	13,000	209,520
Nippon Building Fund, Inc.	11	118,676
Nomura Real Estate Office Fund, Inc.	5	31,881
NTT Urban Development Corp.	34	35,632
Sumitomo Realty & Development Co., Ltd.	9,000	130,458
		875,182

Netherlands (2.08%)
Corio N.V.	1,033	47,227
Eurocommercial Properties N.V.	625	20,851
Wereldhave N.V.	427	37,394
		105,472

Singapore (3.60%)
Ascendas Real Estate Investment Trust	16,000	15,214
CapitaLand, Ltd.	36,000	77,710
City Developments, Ltd.	13,000	57,477
Kerry Properties, Ltd.	12,000	31,973
		182,374

Sweden (0.55%)
Castellum AB	3,600	27,656

Switzerland (0.84%)
PSP Swiss Property AG*	859	42,532

United States (41.73%)
Alexandria Real Estate Equities, Inc.	660	39,824
AMB Property Corp.	2,033	47,613
Apartment Investment and Management Co.	2,413	27,870
AvalonBay Communities, Inc.	1,586	96,080
Boston Properties, Inc.	2,398	131,890
BRE Properties, Inc.	1,029	28,791
Brookfield Properties Corp.	4,381	33,865
Camden Property Trust	1,201	37,639
Developers Diversified Realty Corp.	2,535	12,371
Douglas Emmett, Inc.	2,332	30,456
Duke Realty Corp.	3,022	33,121
Equity Residential	5,654	168,602

Security Description	Shares	Value

United States (continued)
Essex Property Trust, Inc.	542	$41,599
Federal Realty Investment Trust	1,299	80,642
HCP, Inc.	4,925	136,767
Host Hotels & Resorts, Inc.	10,882	82,377
Kimco Realty Corp.	5,284	96,592
Liberty Property Trust	1,939	44,267
The Macerich Co.	1,492	27,095
Mack-Cali Realty Corp.	256	6,272
ProLogis	5,515	76,603
Public Storage	2,680	213,061
Regency Centers Corp.	1,432	66,874
Simon Property Group, Inc.	3,449	183,245
SL Green Realty Corp.	1,255	32,505
UDR, Inc.	2,848	39,274
Ventas, Inc.	2,830	95,003
Vornado Realty Trust	2,836	171,153
Weingarten Realty Investors	1,513	31,304
		2,112,755

TOTAL COMMON STOCKS (Cost $7,504,613)		5,059,463

TOTAL INVESTMENTS (99.94%) (Cost $7,504,613)		5,059,463

OTHER ASSETS IN EXCESS OF LIABILITIES (0.06%)		3,246

NET ASSETS (100.0%)		$5,062,709

* Non-income producing security.

Common Abbreviations:

AB -	Aktiebolag is the Swedish equivalent of the term corporation.
AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by sharholders.
Ltd. -	Limited
N.V. -	Naamloze Vennootchap is the Dutch term for a public limited liability corporation.
Plc -	Public Limited Co.

See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
December 31, 2008

ASSETS:
Investments, at value	$5,059,463
Cash	56,128
Foreign currency, at value (Cost $17,297)	18,198
Foreign tax reclaims	339
Interest and dividends receivable	42,130
Total Assets	5,176,258

LIABILITIES:
Distributions payable	98,737
Payable to advisor	14,812
Total Liabilities	113,549
NET ASSETS	$5,062,709

NET ASSETS CONSIST OF:
Paid-in capital	$7,744,214
Overdistributed net investment income	(8,130)
Accumulated net realized loss on investments and foreign currency transactions	(229,318)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(2,444,057)
NET ASSETS	$5,062,709

INVESTMENTS, AT COST	$7,504,613

PRICING OF SHARES
Net Assets	$5,062,709
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	202,000
Net Asset Value, offering and redemption price per share	$25.06

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Period May 7,
2008 (Inception) through
December 31, 2008
INVESTMENT INCOME:
Dividends(a)	$108,755
Total Investment Income	108,755

EXPENSES:
Investment advisory fee	14,812
Total net expenses	14,812
NET INVESTMENT INCOME	93,943

Net realized loss on investments	(229,318)
Net realized loss on foreign currency transactions	(3,336)
Net change in unrealized depreciation on investments	(2,445,150)
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	1,093
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,676,711)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,582,768)

(a)	Net of foreign withholding tax of $6,047.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the Period May 7,
2008 (Inception) through
December 31, 2008

OPERATIONS:
Net investment income	$93,943
Net realized loss on investments and foreign currency transactions	(232,654)
Net change in unrealized depreciation on investments and foreign currency	(2,444,057)
Net decrease in net assets resulting from operations	(2,582,768)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(98,737)
Total distributions	(98,737)

SHARE TRANSACTIONS:
Proceeds from sale of shares	7,644,214
Net increase from share transactions	7,644,214
Net increase in net assets	4,962,709

NET ASSETS:
Beginning of period	100,000
End of period (including overdistributed net investment loss of ($8,130))	$5,062,709

Other Information:
SHARE TRANSACTIONS:
Beginning shares	2,000
Sold	200,000
Shares outstanding, end of period	202,000

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period Presented

	For the Period May 7,
	2008 (Inception) through
	December 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$50.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.47
Net realized and unrealized loss on investments	(24.92)
Total from Investment Operations	(24.45)

LESS DISTRIBUTIONS:
From net investment income	(0.49)
Total Distributions	(0.49)
NET DECREASE IN NET ASSET VALUE	(24.94)
NET ASSET VALUE, END OF PERIOD	$25.06
TOTAL RETURN	(48.90	)%(a)

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$5,063

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	3.49	%(b)
Operating expenses including reimbursement/waiver	0.55	%(b)
Operating expenses excluding reimbursement/waiver	0.55	%(b)
PORTFOLIO TURNOVER RATE	18	%(c)

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized.

(b)	Annualized.
(c)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1.             ORGANIZATION

The ALPS ETF Trust (the “Trust”) is an investment company organized as a Delaware statutory trust on September 13, 2007 and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).The Trust consists of one separate Exchange Traded Fund (“ETF”), the Fund, which commenced operations on May 7, 2008.

The Fund’s Shares are listed on the NYSE Arca. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. The investment objective of the Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Cohen & Steers Global Realty Majors Index.

2.             SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NewYork Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees. Portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

Valuing the Fund’s securities using fair value pricing will result in using prices for those securities that may differ from current market valuations. Use of fair value prices and certain market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Index, which, in turn, could result in a difference between a Fund’s performance and the performance of the Index.

B. Foreign Currency Translation and Foreign Investments

The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Amounts related to the purchases and sales of securities and investment income are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTES TO FINANCIAL STATEMENTS

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatment of foreign currency were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net	Accumulated Net
Investment Loss	Realized Gain	Paid-In Capital
$(3,336)	$3,336	$0

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

At December 31, 2008, the Fund had available for tax purposes an unused capital loss carryover of $ 176,692, expiring December 31, 2016.

The Fund intends to defer to its fiscal year ending December 31, 2009 approximately $ 7,766 of losses recognized during the period from November 1, 2008 to December 31, 2008.

E. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of the distributions paid was as follows:

Period Ended
December 31, 2008
Distributions paid from:
Ordinary income	$98,737
Total	$98,737

As of December 31, 2008, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed net investment income	$15,448
Accumulated net realized loss on investments and foreign currency transactions	(184,458)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(2,514,563)
Other Cumulative Effect of Timing Differences	2,068
Total	$(2,681,505)

NOTES TO FINANCIAL STATEMENTS

The differences between book-basis and tax-basis are primarily due to the deferral of post October losses and the differing treatment of certain other investments.

F. Income Taxes

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

In accordance with FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” the financial statement effects of a tax position taken or expected to be taken in a tax return are to be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48.The Fund will file income tax returns in the U.S. federal jurisdiction and Colorado. For the year ended December 31, 2008, the Fund’s returns will be open to examination by the appropriate taxing authority.

G. New Accounting Pronouncements

In March, 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact, if any, the adoption of SFAS 161 will have on the Fund’s financial statement disclosure.

H. Fair Value Measurements

The Fund has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 defines fair value, establishes a three-tier hierarchy to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1)     Level 1 – quoted prices in active markets for identical securities

2)     Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

3)     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

NOTES TO FINANCIAL STATEMENTS

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities at Value
Level 1 - Quoted Prices	$5,059,463
Level 2 - Other Significant Observable Inputs	$—
Level 3 - Significant Unobservable Inputs	$—
Total	$5,059,463

3.          INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.55% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the fees of the Sub-Adviser, the licensing fee of the Index provider, and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Investment Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Investment Adviser for providing services for the Fund.

Mellon Capital Management Corporation acts as the Fund’s sub-adviser (the “Sub-Adviser”) pursuant to a sub-advisory agreement with the Investment Adviser (the “Sub-Advisory Agreement”). According to this agreement, the Investment Adviser pays the Sub-Adviser on a monthly basis, an annual rate of 0.10% of the Fund’s average daily net assets. The Investment Adviser will pay the Sub-Adviser a minimum of $62,500 per year after the Fund’s first year of operations and a minimum of $125,000 per year after the Fund’s second year of operations.

ALPS Fund Services, Inc. (“ALPS”) is the administrator of the Fund.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Each Trustee who is not an officer or employee of ALPS Advisors, Inc., any sub-adviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $3,500 and $1,500 for each Board meeting attended.

NOTES TO FINANCIAL STATEMENTS

4.             PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2008, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Cohen & Steers Global Realty Majors ETF	$974,447	$783,780

For the period ended December 31, 2008, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

	Purchases	Sales
Cohen & Steers Global Realty Majors ETF	$7,580,389	$—

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

As of December 31, 2008, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Gross Appreciation (excess of value over tax cost)	$2,929
Gross Depreciation (excess of tax cost over value)	(2,518,585)
Gross Appreciation of foreign currency and other derivatives	1,093
Net unrealized depreciation	(2,514,563)

Cost of investment for income tax purposes	$7,575,119

5.             CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares is called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,500 per transaction. The value of a Creation unit as of first creation was approximately $2,500,000.An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $1,500 per transaction. If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund’s expense ratio.

ADDITIONAL INFORMATION
(Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the period ending June 30, 2008 is available (1) without charge, upon request, by calling (866) 513-5856; (2) on the Trust’s website located at http://www.alpsetfs.com; and (3) on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q beginning with the September 30, 2008 holdings. The Trust’s Form N-Q will be available (1) by calling (866) 513-5856; (2) on the Trust’s website located at http://www.alpsetfs.com; (3) on the SEC’s website at http://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

RISK CONSIDERATIONS

You should consider the Fund’s investment objective, risks and charges carefully before investing. You can download the Fund’s prospectus at www.alpsetfs.com or contact ALPS Distributors, Inc. at 1-866-513-5856 to request a prospectus, which contains this and other information about the Fund. Read it carefully before you invest. ALPS Distributors, Inc. is the distributor of the Cohen & Steers Global Realty Majors ETF.

The Fund’s shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the shares’ net asset value. Unlike shares of open-ended funds, investors are generally not able to purchase ETF shares directly from the Fund and individual ETF shares are not redeemable. However, specified large blocks of shares called creation units can be purchased from, or redeemed to, the Fund.

You should anticipate that the value of the Fund’s shares will decline, more or less, in correlation with any decline in the value of its corresponding Index.

The Fund’s return may not match the return of its corresponding Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to its corresponding Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in composition of its corresponding Index. In addition the Fund’s portfolio holdings may not exactly replicate the securities included in its corresponding Index or the ratios between the securities included in such Index.

The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Therefore, the

Fund will generally not sell a stock because the stock’s issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Fund’s Index.

The Fund relies on a license and related sublicense that permits it to use its corresponding Index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the Index provider and, as a result, the Fund may lose its ability to use such intellectual property. In the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the Fund.

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Fund is not actively managed. The Fund may be affected by a general decline in certain market segments relating to its Index. The Fund invests in securities included in, or representative of, its index regardless of such investment’s merit. The Fund does not attempt to take defensive positions in declining markets.

The Fund invests in securities of foreign companies and, therefore, is subject to certain risks associated with possible adverse economic, political and social occurrences outside of the United States of America.

The Fund’s NAV is determined on the basis of the U.S. dollar. You may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

The Fund invests in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers such as there being less publicly available information about non-U.S. issuers or markets and non-U.S. markets being less smaller, less liquid and more volatile than the U.S. market. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region.

The Fund invests in companies that are considered to be “passive foreign investment companies” and could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests.

The Fund invests in companies in the real estate industry, including real estate investment trusts and is subject to the risks associated with investing in real estate such as possible declines in the value of real estate, adverse general and local economic conditions and changes in interest rates and environmental problems.

TAX INFORMATION (UNAUDITED)

Tax Designations

The Fund designates the following amounts for the fiscal year ended December 31, 2008:

Qualified Dividend Income	23.80%
Corporate Dividends Received Deduction	0.00%

TRUSTEES AND OFFICERS

INDEPENDENT TRUSTEES

				Number of
				Portfolios
				in Fund
Name, Address and	Position(s)	Term of Office		Complex	Other
Age of Management	Held	and Length of	Principal Occupation(s)	Overseen by	Directorships
Trustee*	with Trust	Time Served**	During Past 5 Years	Trustees***	Held by Trustees
Mary K. Anstine, age 68	Trustee	Since March 2008	Ms. Anstine was President/ Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board; and Denver Area Council of the Boy Scouts of America. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank) and Health ONE, and a member of the American Bankers Association Trust Executive Committee.	8

Ms. Anstine is a Trustee of ALPS Variable Insurance Trust (1 fund); Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (4 funds); Reaves Utility Income Fund; and West-core Trust (12 funds).

Jeremy W. Deems, age 32	Trustee	Since March 2008	Mr. Deems is the Co-President and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	3	Mr. Deems is a Trustee of ALPS Variable Insurance Trust (1 fund); Financial Investors Trust (3 funds); and Reaves Utility Income Fund.

INDEPENDENT TRUSTEES Continued

Number of
Portfolios
in Fund
Name, Address and	Position(s)	Term of Office		Complex	Other
Age of Management	Held	and Length of	Principal Occupation(s)	Overseen by	Directorships
Trustee*	with Trust	Time Served**	During Past 5 Years	Trustees***	Held by Trustees
Rick A. Pederson, age 56	Trustee	Since March 2008	Mr. Pederson is Chairman, Ross Consulting Group, 1982 to present; President, Foundation Properties, Inc., 1994 to present; Partner, Western Capital Partners, 2000 to present; Partner, Bow River Capital Partners,2003 to present; Principal, The Pauls Corp., 2008 to present; Director, Neenan Co., 2002 to present; Director, Nexcore LLC, 2004 to present; Director, Urban Land Conservancy, 2004 to present; Director, Guaranty Bank and Trust/Centennial Bank, 1997 to 2007; Director, Winter Park Rec. Association, 2002 to 2008.	1	Mr. Pederson is Trustee of Westcore Trust (12 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

INTERESTED TRUSTEE

Number of
Portfolios
in Fund
Name, Address and	Position(s)	Term of Office		Complex	Other
Age of Management	Held	and Length of Time	Principal Occupation(s)	Overseen by	Directorships
Trustee*	with Trust	Served**	During Past 5 Years	Trustees***	Held by Trustees
Thomas A. Carter, age 42	Trustee and President	Since March 2008	Mr. Carter is Managing Director of ALPS. He joined ALPS in 1994 and is responsible for ALPS’ corporate sales, closed-end fund development and exchange-traded fund management. Before joining ALPS in 1994, Tom was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Tom is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.	1	N/A

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Mr. Carter is an interested person of the Trust because of his affiliation with ALPS.

OFFICERS

Name, Address	Position(s)
and Age of	Held	Length of
Executive Officer	with Trust	Time Served*	Principal Occupation(s) During Past 5 Years
Michael Akins, age 32	Chief Compliance Officer (“CCO”)	Since March 2008

Mr. Akins joined ALPS as Deputy Compliance Officer in April 2006. Prior to joining ALPS, Mr. Akins served as Compliance Officer and AVP for UMB Financial Corporation. Before joining UMB, Mr. Akins served as an account manager for State Street Corporation. Because of his affiliation with ALPS and ADI, Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Akins is currently the CCO of ALPS Variable Insurance Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Reaves Utility Income Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund and the Clough Global Equity Fund.

Kimberly R. Storms, age 36	Treasurer	Since March 2008

Ms. Storms is Director of Fund Administration and Vice President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of ALPS Variable Insurance Trust; Assistant Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, and Financial Investors Trust; and Assistant Secretary of Ameristock Mutual Fund, Inc.

William Parmentier, age 56	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

TanéT.Tyler, age 42	Secretary	Since December 2008

Ms. Tyler is Vice President, General Counsel and Secretary of ALPS. Ms. Tyler joined ALPS in 2004. Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund from December 2006-2008; Secretary, Reaves Utility Income Fund from December 2004–2007; Secretary, Westcore Funds from February 2005–2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004–December 2006;Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004;Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

This report has been prepared for Cohen & Steers Global Realty Majors ETF shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Distributors, Inc., distributor for the Cohen & Steers Global Realty Majors ETF.

GRI000143 9/30/09

Item 2.                                     Code of Ethics.

(a)          The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)         Not applicable.

(c)          During the period covered by this report, no amendments to the provisions of the code of ethics adopted in 2(a) above were made.

(d)         During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.                                     Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert”.  Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.                                     Principal Accountant Fees and Services.

(a)                                  Audit Fees:  For the Registrant’s fiscal year ended December 31, 2008, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $27,200.

(b)                                 Audit-Related Fees:  For the Registrant’s fiscal year ended December 31, 2008, the aggregate fees billed for professional services rendered by the principal accountant for the verification of the Registrant’s securities and similar investments in accordance with Rule 17f-2 under the Investment Company Act of 1940 were $6,000.

2

(c)                                  Tax Fees:  For the Registrant’s fiscal year ended December 31, 2008, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $5,500.  The fiscal year 2008 tax fees were for services pertaining to federal and state income tax return review, review of year end dividend distributions and excise tax preparation.

(d)                                 All Other Fees:  For the Registrant’s fiscal year ended December 31, 2008, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $3,500.  These services were associated with the formation of the Fund.

(e)(1)                    Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)                    No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 The aggregate non-audit fees billed by the Registrant’s accountant for the fiscal year ended December 31, 2008 of the Registrant were $198,000.  These fees consisted of non-audit fees billed to (i) the Registrant of $5,500 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $192,500.  The non-audit fees billed to AFS related to SAS 70 services and other compliance-related matters.

(h)                                 The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.                                     Audit Committee of Listed Registrants.

Not applicable.

Item 6.                                     Investments.

3

(a)          Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7.                                     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                                     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                               Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.                               Controls and Procedures.

(a)            The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.                               Exhibits.

(a)(1)                    The code of ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as EX-12.A.1.

4

(a)(2)              The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)             Not applicable.

(b)                           The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS ETF TRUST

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	March 6, 2009

By:	/s/Kimberly R. Storms
Kimberly R. Storms
Treasurer (Principal Financial Officer)

Date:	March 6, 2009

6